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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-71690) and Form S-8 (Nos. 333-105493, 333-76808,
333-40160, 333-36068, 333-33358, 333-87309 and 333-89499) of IPIX Corporation of
our reports dated March 24, 2004 relating to the consolidated financial statements and the financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP


San Jose, California
March 29, 2004